CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (the "Agreement") is made and entered into as of the _day of December, 2002, by and among the persons identified on Schedule A hereto ("Subsidiary Shareholders"; each a "Subsidiary Shareholder") reflecting all of the stockholders of the Subsidiaries (as hereinafter defined) and Compliance Systems Corporation ("Compliance Systems" or the "Company"), a company formed under the laws of Delaware.

RECITALS

WHEREAS, the Subsidiary Shareholders are the owners of all of the issued and outstanding shares of Call Compliance.com, Inc. ("CCC"), AMS Network Inc. ("AMS"), and Jasmin Communications, Inc.("Jasmin") (CCC, AMS and Jasmin, collectively, the "Subsidiaries").

WHEREAS, Compliance Systems was formed under the laws of the State of Delaware on November 7, 2002 with authorized capital stock as follows: 40,000,000 shares of Common Stock, $.001 par value per share ("Common Stock"), consisting of 15,000,000 shares designated as Class A Common Stock ("Class A Common Stock"), which have voting rights, and 25,000,000 designated as Class B Common Stock ("Class B Common Stock"), which have no voting rights.

WHEREAS, the Subsidiary Shareholders desire to make capital contributions to Compliance Systems in exchange for shares of Common Stock of Compliance Systems. In exchange for such contributions, certain of the Subsidiary Shareholders who are officers, directors and principal stockholders of each of the Subsidiaries and Compliance Systems and one employee of such entities shall receive shares of Class A Voting Stock The remainder of the Subsidiary Shareholders will receive shares of Class B Common Stock.

WHEREAS, the Subsidiary Shareholders intend the transaction contemplated by this Agreement to qualify as a tax-free incorporation under §351 of the Internal Revenue Code, as amended.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE 1

CAPITAL CONTRIBUTION
AND ISSUANCE OF SHARES

1.1 Capital Contribution: Simultaneous with the execution of this Agreement, each Subsidiary Shareholder is making a capital contribution to Compliance Systems of all of his or her respective Subsidiary Stock, in the amounts set forth in Column "I" of Exhibit A. Each Subsidiary Shareholder shall deliver to Compliance Systems all duly executed stock certificates representing his or her Subsidiary Shares, together with stock powers executed in blank in the form annexed as Exhibit B.

N

158293.5

1.2 Issuance of Compliance Systems' Common Stock. Simultaneous with the execution of this Agreement and tender of the Subsidiary Stock, Compliance Systems will issue to the Subsidiary Shareholders Compliance Systems Common Stock in exchange for the capital contribution described in Section 1.1 above in the amounts set forth in Column "II" of Exhibit A.

1.3 Representations by Subsidiary Shareholders. In connection with the issuance of shares of Common Stock of Compliance Systems, each of the Subsidiary Stockholders hereby makes the following representations:

a)	Subsidiary Shareholder acknowledges that that the Common Stock is being acquired pursuant to an exemption under applicable securities laws and accordingly represents that he is acquiring such securities for his own account, for investment and not for distribution or resale to others.

The Subsidiary Shareholder agrees that he will not sell, assign, hypothecate or otherwise transfer such securities unless they are registered under applicable securities laws or unless an exemption from such registration is available and acknowledges that the Company will permit the transfer of the Common Stock out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results or will result in a violation of applicable Federal and state securities laws.

b)	Subsidiary Shareholder acknowledges that the Company has filed an election as an "5" corporation under the Internal Revenue Code of 1986, as amended, and plans to file in such other jurisdictions where it does business, as permitted. Subsidiary Shareholder agrees not to transfer the Common Stock without the Company's prior written consent.

c)	Subsidiary Shareholder acknowledges that to the extent it is receiving shares of Class B Common Stock in connection herewith, a portion of such shares are subject to an option ("Option"). If Subsidiary Shareholder sells, assigns, hypothecates or otherwise transfers any Class B Common Stock, to the extent permitted, the transferee shall be required, as a condition precedent to agree to the terms of the Option.

d)	The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Common Stock stating that such shares have not been registered under the Securities Act of 1933, as amended, and setting forth or referring to the restrictions on transferability and sale thereof set forth in subsections (a) and (b) above and sub section (c) above, in the case of shares of Class B Common Stock.

2

158293.5

MISCELLANEOUS

2.1 Other Documents. Each of the Subsidiary Shareholders shall execute and deliver such other and further documents and instruments, and take such other and further actions, as may be requested of them for the implementation and consummation of this Agreement and the transactions herein contemplated.

2.2 Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the Subsidiary Shareholders, and the heirs, personal representatives, successors and assigns of all of them, but shall not confer, expressly or by implication, any rights or remedies upon any other party.

2.3 Governing Law. This Agreement is made and shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of New York.

2.4 Entire Agreement. This Agreement and the Exhibits attached hereto contain the entire agreement by and among the Subsidiary Shareholders and Compliance Systems and supersede all prior agreements, understandings and writings between the parties hereto with respect to the subject matter hereof. Each Subsidiary Shareholder acknowledges that no representations, inducements, promises, or agreements, oral or otherwise, have been made by any party, which are not embodied herein or in the Exhibits attached hereto, and that no other agreement, statement or promise may be relied upon or shall be valid or binding. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally. This Agreement may be amended or any term hereof may be changed, waived, discharged, or terminated by an agreement in writing signed by the parties hereto.

2.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which taken together shall constitute but one and the same document.

     iN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

COMPLIANCE SYSTEMS CORPORATION
By: _____________________
Dean Garfmkel Chairman of the Board and Secretary
3

158293.5

ARTICLE 2

SUBSIDIARY SHAREHOLDERS: Dean Garfinkel Alison Garfmkel Barry Brookstein Stefan Dunigan

     Louis Potters Alan ilberman Robert Reiner

Nettie Hanover Revocable Trust Judith Felsen Robert Greenspan Steven Wolfe

4

158293.5

ARTICLE 2

Lorraine Chinnici Jack Karp Henry Ponzio

Barry Brookstein, as custodian Robert Brookstein Judi LiVigni Dean Garfinkel, as custodian Alison Garfinkel, as custodian

158293.5

-S 4

Capital Contribution and Issuance of Shares

Name of Subsidiary Shareholder: Dean Garfinkel

L		iL

Name of Company	Number of	Number of Shares of
	Shares	Class A Common
	Contributed	Stock
		of Compliance Systems
		Corporation

Call	3,000,001	2,010,001
Compliance.com,
Inc.

AMS Network Inc.	48

Jasmin	48
Communications, Inc.

158293.5

EXHIBIT A

Lnke	Y SHAREHOLDERS:
l	Alison Garfinkel

Barry Brookstein Stefan Dunigan Louis Potters Alan ilberman Robert Reiner Nettie Hanover Revocable Trust Judith Felsen Robert Greenspan Steven Wolfe
4

158293.5

*

Capital Contribution and Issuance of Shares

Name of Subsidiary Shareholder: Alison Garfinkel

L		JL

Name of Company	Number of	Number of Shares of
	Shares	Class A Common
	Contributed	Stock
		of Compliance Systems
		Corporation

Call	3,000,001	2,010,001
Compliance.com, Inc.

AMS Network Inc.	48

Jasmin	48
Communications, Inc.

1582935

EXHIBIT A
SUBSIDIARY SHAREHOLDERS:
Dean Garfinkel
Barry Brookstein Stefan Dunigan Louis Potters
Alan ilberman
Robert Reiner Nettie Hanover Revocable Trust Judith Felsen Robert Greenspan Steven Wolfe
4

1582935

EXHIBIT A

Capital Contribution and Issuance of Shares

Name of Subsidiary Shareholder: Barry Brookstein

i~		1L

Name of Company	Number of	Number of Shares of
	Shares	Class A Common
	Contributed	Stock
		of Compliance Systems
		Corporation

Call	1,875,001	1,256,251
Compliance.com, Inc.

AMS Network Inc.	30

Jasmin	30
Communications, Inc.

158293.5

EXHIBIT A

Capital Contribution and Issuance of Shares

Name of Subsidiary Shareholder: Barry Brookstein

L		JL

Name of Company	Number of	Number of Shares of
	Shares	Class B Common
	Contributed	Stock
		of Compliance Systems
		Corporation to be
		Issued

Call Compliance.com,	1,250,000	837,500
Inc.

AMS Network Inc.	20

Jasmin	20
Communications, Inc.

158293.5

EXHIBIT A
Ji~ La42
airy rookstein
~efan Dunigan DU1S Potters lan ilberman

158293.5

EXHIBIT A
SUBSIDIARY SHAREHOLDERS:
Dean ~~~JLW~~ Garfinkel Alison Garfinkel B rookstein
Stefan Dunigan Louis Potters Alan ilberman Robert Reiner
Nettie Hanover Revocable Trust Judith Felsen Robert Greenspan
Steven Wolfe 4

obert Reiner

EXHIBIT A

Capital Contribution and Issuance of Shares

Name of Subsidiary Shareholder: Stefan Duniga~~

L		&

Name of Company	Number of	Number of Shares of
	Shares	Class A Common
	Contributed	Stock
		of Compliance Systems
		Corporation

Call	250,000	167,500
Compliance.com, Inc.

AMS Network Inc.	4

Jasmin	4
Communications, Inc.

1582935

EXHIBiT A
SUBSIDIARY SHAREHOLDERS:
Dean Garfinkel Alison Garfinkel Barry Brookstein
Stefan tiunigan
Louis Potters Alan ilberman Robert Reiner
Nettie Hanover Revocable Trust Judith Felsen Robert Greenspan
Steven Wolfe 4

1582935

EXHIBiT A

Capital Contribution and Issuance of Shares

Name of Subsidiary Shareholder: Louis Potters

L		L

Name of Company	Number of	Number of Shares of
	Shares	Class B Common
	Contributed	Stock
		of Compliance Systems
		Corporation

Call	125,000	83,750
Compliance.com, Inc.

AMS Network Inc.	2

Jasmin	2
Communications, Inc.

158293.5

EXHIBIT A
SUBSIDIARY SHAREHOLDERS: Dean Garfinkel Alison Garfinkel Barry Brookstein
StefanDu Louis Potters
o Alan ilberman
Robert Reiner
Nettie Hanover Revocable Trust Judith Felsen Robert Greenspan
Steven Wolfe 4

158293.5

EXHIBIT A

Capital Contribution and Issuance of Shares

Name of Subsidiary Shareholder: Alan Ilberman

J		JL

Name of Company	Number of	Number of Shares of
	Shares	Class B Common
	Contributed	Stock
		of Compliance Systems
		Corporation to be
		Issued

Call Compliance.com,	187,500	125,625
Inc.

AMS Network Inc.	3

Jasmin	3
Communications, Inc.

158293.5

EXHIBiT A
Dean Garfinkel Alison Garfinkel Barry Brookstein Stefan Dunigan
Louis Potters Alan ilberman Robert Reiner
Nettie Hanover Revocable Trust
Judith Felsen
Robert Greenspan
Steven Wolfe 4

158293.5

SUBSIDIARY SHAREHOLDERS:
S.

Capital Contribution and Issuance of Shares

Name of Subsidiary Shareholder: Robert Reiner

L		JL

Name of Company	Number of	Number of Shares of
	Shares	Class B Common
	Contributed	Stock
		of Compliance Systems
		Corporation to be
		Issued

Call Compliance.com,	250,000	167,500
Inc.

AMS Network Inc.	4

Jasmin	4
Communications, Inc.

158293.5

EXIIIBILA
Dean Garfinkel
Alison Garfinkel Barry Brookstein Stefan Dunigan Louis Potters Alan ilberman
M~ ~44t~ Robert Reiner Nettie Hanover Revocable Trust
Judith Felsen Robert Greenspan Steven Wolfe 4

158293.5

SUBSIDIARY SHAREHOLDERS:
&	EXHIBIT
A

Capital Contribution and Issuance of Shares

Name of Subsidiary Shareholder: Nettie Hanover Revocable Trust

L		&

Name of Company	Number of	Number of Shares of
	Shares	Class B Common
	Contributed	Stock
		of Compliance Systems
		Corporation to be
		Issued

Call Compliance.com,	250,000	167,500
Inc.

AMS Network Inc.	4

Jasmin	4
Communications, Inc.

158293.5

SUBSIDIARY SHAREHOLDERS:

SUBSIDIARY SHAREHOLDERS:

Dean Garfinkel Alison Garfinkel Barry Brookstein Stefan Dunigan Louis. Potters Alan ilberman Robert Reiner

NVettie Hanovef'Revocable Trust

Judith Felsen
Robert Greenspan
Steven Wolfe
4

158293.5

S.

Capital Contribution and Issuance of Shares

Name of Subsidiary Shareholder: Judith Felsen

L		JL

Name of Company	Number of	Number of Shares of
	Shares	Class B Common
	Contributed	Stock
		of Compliance Systems
		Corporation to be
		Issued

Call Compliance.com,	375,000	251,250
Inc.

AMS Network Inc.	6

Jasmin	6
Communications, Inc.

158293.5

EXBIBITA
SUBSIDIARY SHAREHOLDERS:
Dean Garfinkel Alison Garfinkel Barry Brookstein Stefan Dunigan Louis Potters Alan ilberman Robert Reiner
Nettie Hanover Revocable Trust
Qc~'
~(dith Felsen
Robert Greenspan
Steven Wolfe
4

158293.5

S.

	Capital Contribution and Issuance of Shares		EXIUBITA

	Name of Subsidiary Shareholder: Robert Greenspan

L		JL

Name of Company	Number of	Number of Shares of
	Shares	Class B Common
	Contributed	Stock
		of Compliance Systems
		Corporation to be
		Issued

Call Compliance.com,	187,500	125,625
Inc.

AMS Network Inc.	3

Jasmin	3
Communications, Inc.

158293.5

S.
Steven Wolfe

158293.5

S.

Capital Contribution and Issuance of Shares

Name of Subsidiary Shareholder: Steven Wolfe

~L		iL

Name of Company	Number of
'
Shares
	Contributed	Number of Shares of
Class B Common
Stock
of Compliance Systems
Corporation to be
Issued

Call	62,500	41,875
Compliance.com, Inc.

AMS Network Inc.	I

Jasmin	I
Communications, Inc.

158293.5 SUBSIDIARY SHAREHOLDERS:Dean GarfinkelAlison GarfinkelBarry BrooksteinStefan DuniganLOuis PottersAlan IlbermanRobert ReinerNettie Hanover Revocable TrustJudith Felsen4

S	EXHIBIT A
SUBSIDIARY SHAREHOLDERS:
Dean Garfinkel
Alison Garfinkel
Barry Brookstein
Stefan Dunigan
Louis Potters
o Alan ilberman
Robert Reiner
Nettie Hanover Revocable Trust
Judith Felsén
RobertGeen an
Stehn Wolfe

V

158293.5 SUBSIDIARY SHAREHOLDERS:Dean GarfinkelAlison GarfinkelBarry BrooksteinStefan DuniganLOuis PottersAlan IlbermanRobert ReinerNettie Hanover Revocable TrustJudith Felsen4

S
4

158293.5

S

Capital Contribution and Issuance of Shares

Name of Subsidiary Shareholder: Lorraine Chinnici

L

Name of Company	Number of	Number of Shares of
	Shares	Class B Common
	Contributed	Stock
		of Compliance Systems
		Corporation to be
		Issued

Call	62,500	41,875
Compliance.com, Inc.

AMS Network Inc.	1

Jasmin	I
Communications, Inc.

158293.5

EXHIBITA

158293.5

EXHIBITA
S	EXHIBIT
A

Capital Contribution and Issuance of Shares

Name of Subsidiary Shareholder: Jack Karp

L		JL

Name of Company	Number of	Number of Shares of
	Shares	Class B Common
	Contributed	Stock
		of Compliance Systems
		Corporation to be
		Issued

Call	62,500	41,875
Compliance.com, Inc.

AMS Network Inc.	1

Jasmin	1
Communications, Inc.

158293.5 Jack KarpHenry Ponzioo Barry Brookstein, as custodianRobert BrooksteinJudi LiVigniDean Garfinkel,as custodianAlison Garfinkel, as custodian5

EXHIBITA
UI

158293.5 Jack KarpHenry Ponzioo Barry Brookstein, as custodianRobert BrooksteinJudi LiVigniDean Garfinkel,as custodianAlison Garfinkel, as custodian5

EXHIBITA

Capital Contribution and Issuance of Shares

Name of Subsidiary Shareholder: Henry Ponzio

L		JL

Name of Com~anv	Number of	Number of Shares of
	Shares	Class B Common
	Contributed	Stock
		of Compliance Systems
		Corporation to be
		Issued

Call	125,000	83,750
Compliance.com,
Inc.

AMS Network Inc.	2

Jasmin	2
Communications, Inc.

1582935Lorraine Chinnici Henry PonzioBarry Brookstein, as custodianRobert BrooksteinJudi LiVigniDean Garfinkel, as custodianAlison Garfinkel, as custodian5

EXHIBITA
Jack Karp
HenkPdo
Barry Brookstein, as custodian
Robert Brookstein
Judi LiVigni
Dean Garfinkel, as custodian
Ailson Garfinkel, as custodian
5

1582935Lorraine Chinnici Henry PonzioBarry Brookstein, as custodianRobert BrooksteinJudi LiVigniDean Garfinkel, as custodianAlison Garfinkel, as custodian5

Lorraine Chinnici

Capital Contribution and Issuance of Shares

Name of Subsidiary Shareholder: Barry Brookstein as custodian

L		JL

Name of Company	Number of	Number of Shares of
	Shares	Class B Common
	Contributed	Stock
of Compliance Systems
Corporation to be
Issued

Call	15,625	10,468
Compliance.com, Inc.

AMS Network Inc.	¼

Jasmin	Y4
Communications, Inc.

158293.5

EXHIBIT A
Capital Contribution and Issuance of	EXHIBI
Shares	T A

Name of Subsidiary Shareholder: Barry Brookstein as custodian

L		&

Name of Company	Number of	Number of Shares of
	Shares	Class B Common
	Contributed	Stock
of Compliance Systems
Corporation to be
Issued

Call	15,625	10,468
Compliance.com, Inc.

AMS Network Inc.	14

Jasrnin	~'%
Communications, Inc.

158293.5

Pt
Capital Contribution and Issuance of Shares	EXHIBIT
A

Name of Subsidiary Shareholder: Robert Brookstein

	I	I
I
Number of
	Shares	Number of Shares of
Name of	Contribute	Class B Common
Company	d	Stock
of Compliance Systems
Corporation to be
Issued

Call	AMS Network Inc.	1/8

Compliance.com,	7,813
Inc.		5,235

Jasmin	1/8
Communications,
Inc.

158293.5

Pt
Jack Karp Henry Ponzio
Barry Brookstein, as custodian
Robert Brookstein
Judi LiVigni
Dean Garfinkel, as custodian Alison Garfinkel, as custodian
5

158293.5

Lorraine Chinnici

Capital Contribution and Issuance of Shares

Name of Subsidiary Shareholder: Judi LiVigni

L		&

Name of Company	Number of	Number of Shares of
	Shares	Class B Common
	Contributed	Stock
of Compliance Systems
Corporation to be
Issued

Call	7,812	5,234
Compliance.com, Inc.

AMS Network Inc.	1/8

Jasmin	1/8
Communications, Inc.

158293.5

EXHIBIT A
Lorraine Chinnici Jack Karp Henry Ponzio Barry Brookstein, as custodian Robert Brookstein
Dean Garfinkel, as custodian Alison Garfinkel, as custodian
5

158293.5

o1

Capital

L		iL

Number of
	Shares	Number of Shares of	Contribution and Issuance of
Name of Company	Contributed	Class B Common
Stock
		of Compliance Systems	Shares Name of Subsidiary
Corporation to be
Issued

Shareholder: Dean and

Call	31,250
Compliance.com,			Alison Garfinkel as
Inc.		20,938

AMS Network Inc.	V2

custodians
Jasmin
Communications,

1582935

EXHIBIT A

Inc.